CONSOLIDATED BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Current assets
Cash and cash equivalents	$ 8,572	$ 6,997
Restricted cash	350
Short-term bank deposit	5,643
Prepaid expenses and other current assets	419	406
Total current assets	14,984	7,403
Non-current assets
Property and equipment, net	452	503
Total non-current assets	452	503
Total assets	15,436	7,906
Accounts payable and accruals
Trade	1,113	608
Other	214	347
Other current liabilities	35	5
Employees and payroll accruals	859	602
Total current liabilities	2,221	1,562
Non-current liabilities
Royalties provision	185	439
Total non-current liabilities	185	439
Shareholders' equity
Share capital	3,456	974
Additional paid-in capital	72,888	57,643
Accumulated other comprehensive loss	(13)
Accumulated deficit	(63,301)	(52,712)
Total shareholders' equity	13,030	5,905
Total liabilities and shareholders' equity	$ 15,436	$ 7,906